UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           FORM 8-K -- CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 18, 1999
                                                 -------------------------------



                            PATRICK INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



           Indiana                            0-3922              35-1057796
-------------------------------      ----------------------  -------------------
(State or other jurisdiction of      Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)




1800 South 14th Street, P.O. Box 638, Elkhart, Indiana                  46515
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(Address of principal executive offices)                              (Zip Code)

                                 (219) 294-7511
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5.  Other Events.

         On June 18, 1999, the registrant issued a press release announcing the hiring of U.S. Bancorp Piper Jaffray, Inc. as financial advisor to assist the registrant in analyzing and pursuing strategic alternatives that would maximize shareholder value, a copy of which is filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description

                  99.1              Press Release dated June 18, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    PATRICK INDUSTRIES, INC.
                                                    (Registrant)

                                                    /s/ Keith V. Kankel
                                                    ----------------------------
                                                    Keith V. Kankel

Date:  June 22, 1999